UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2024

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on April 17, 2024. As of the record date, there were a total of 130,207,317 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 115,013,291 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)Election of three directors to the 2027 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s nominees, as listed in the proxy statement. The three nominees for the three directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Terry D. Bassham	88,048,529	6,665,308	20,299,454
John W. Kemper	93,193,610	1,520,227	20,299,454
Jonathan M. Kemper	92,203,841	2,509,996	20,299,454

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2027 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: Blackford F. Brauer, W. Kyle Chapman, Karen L. Daniel, Earl H. Devanny, III, June McAllister Fowler, David W. Kemper, Benjamin F. Rassieur, III, Todd R. Schnuck, and Christine B. Taylor.

(2)Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2024. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
113,324,892	1,442,714	245,685	—

Based on the votes set forth above, the appointment of KPMG LLP as the Company's independent registered public accounting firm to serve for 2024 was duly ratified by the shareholders.

(3)Advisory approval of the Company’s executive compensation as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The "Say on Pay" proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
86,062,202	8,088,604	563,031	20,299,454

Based on the votes set forth above, the non-binding proposal to approve the compensation awarded by the Company to its named executive officers passed.

Item 8.01 - Other Events

On April 18, 2024, the Company issued a press release announcing the Board of Directors's approval of the repurchase, in combination with the amount remaining from the prior authorization on April 20, 2022, of up to 5,000,000 total shares of the Company’s common stock through its share repurchase program. A copy of the press release announcing this share repurchase program is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Forward Looking Information

This information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions, and other statements that are not historical facts. Such statements are based on current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. Additional information about risks and uncertainties is included in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results and Operations" sections within the Company's Annual Report on Form 10-K.

Exhibits
99.1    Press release dated April 18, 2024 announcing approval of share repurchase program
104    The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)
Date: April 18, 2024